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EXHIBIT 17

                                  FORM OF PROXY

                  [LOGO]                             YOUR VOTE IS IMPORTANT!
                [ADDRESS]
                                                      VOTE TODAY BY MAIL,
                                                TOUCH-TONE PHONE OR THE INTERNET
                                                CALL TOLL FREE 1-XXX-XXX-XXXX OR
                                                LOG ON TO WWW.PROXYWEB.COM/XXXXX

*** CONTROL NUMBER: XXX XXX XXX XXX XX ***

PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING.

                                 [ACQUIRED FUND]
                          [ACQUIRED TRUST/CORPORATION]
                                    [address]
                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                [time], on [date]

     The undersigned hereby appoints __________, ____________ and ____________, and each of them, the proxies of the undersigned, with the power of substitution to each of them, to vote all shares of the [Acquired Fund] (the "Fund") which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of Scudder Kemper Investments, Inc., [address], on [date] at [time], Eastern time, and at any adjournments thereof.

                                                 PLEASE SIGN AND RETURN PROMPTLY
                                                 IN THE ENCLOSED ENVELOPE.  NO
                                                 POSTAGE IS REQUIRED.

                                                 Dated ____________________,2000

                                                 PLEASE SIGN EXACTLY AS YOUR
                                                 NAME OR NAMES APPEAR. WHEN
                                                 SIGNING AS AN ATTORNEY,
                                                 EXECUTOR, ADMINISTRATOR,
                                                 TRUSTEE OR GUARDIAN, PLEASE
                                                 GIVE YOUR FULL TITLE AS SUCH.

                                                 -------------------------------
                  [NAME]
                  [ADDRESS]                      -------------------------------
                                                 SIGNATURE(S) OF SHAREHOLDER(S)


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                       [LOGO]                        YOUR VOTE IS IMPORTANT!
                     [ADDRESS]
                                                       VOTE TODAY BY MAIL,
                                                TOUCH-TONE PHONE OR THE INTERNET
                                                CALL TOLL FREE 1-XXX-XXX-XXXX OR
                                                LOG ON TO WWW.PROXYWEB.COM/XXXXX

           PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING.

     ALL PROPERLY EXECUTED PROXIES WILL BE VOTED AS DIRECTED. IF NO INSTRUCTIONS ARE INDICATED ON A PROPERLY EXECUTED PROXY, THE PROXY WILL BE VOTED FOR APPROVAL OF THE PROPOSALS.

THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF [TRUSTEES/DIRECTORS] OF THE [ACQUIRED FUND]. THE BOARD OF [TRUSTEES/DIRECTORS] RECOMMENDS A VOTE FOR THE PROPOSALS.

                   PLEASE VOTE BY FILLING IN THE BOXES BELOW.

                                                      FOR     AGAINST    ABSTAIN
PROPOSAL 1

To elect Trustees to the Board of Trustees
of the Portfolio to hold office until their
respective successors have been duly elected          / /       / /         / /
and qualified or until their earlier
resignation or removal.

NOMINEES:
(01) __________, (02) ____________, (03) _________, (04) ______________, (05)
______________, (06) __________, (07) ______________, (08)_______________, (09)
____________.

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE
FOR ANY INDIVIDUAL NOMINEE, WRITE THE
NAME(S) ON THE LINE IMMEDIATELY BELOW.

----------------------------------------------------
PROPOSAL 2

To approve an Agreement and Plan of
Reorganization for the Fund whereby all or
substantially all of the assets an                    / /       / /         / /
liabilities of the Fund would be acquired by [Acquiring Fund] in exchange for shares of the [class] of the [Acquiring Fund].

PROPOSAL 3

To ratify the selection of
PricewaterhouseCoopers LLP as the Fund's              / /       / /         / /
independent accountants for the current
fiscal year.


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THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION ON ANY OTHER BUSINESS
WHICH MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF.

                           PLEASE SIGN ON REVERSE SIDE